SUMMARY PROSPECTUS
Franklin India Growth Fund Franklin Templeton International Trust March 1, 2018

Class A	Class C	Class R6	Advisor Class
FINGX	FINDX	FIGEX	FIGZX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2018, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Investment Goal

Long-term capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 33 in the Fund's Prospectus and under “Buying and Selling Shares” on page 49 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 and Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge that are sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	1.30%	1.30%	1.30%	1.30%
Distribution and service (12b-1) fees	0.25%	1.00%	None	None
Other expenses[1]	0.55%	0.55%	0.38%	0.55%
Total annual Fund operating expenses[1]	2.10%	2.85%	1.68%	1.85%
Fee waiver and/or expense reimbursement[2]	-0.45%	-0.45%	-0.45%	-0.45%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.65%	2.40%	1.23%	1.40%

1. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If non-recurring prior period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. Management has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, and certain non-routine expenses) for each class of the Fund do not exceed 1.40% until February 28, 2019. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 733	$ 1,154	$ 1,600	$ 2,833
Class C	$ 343	$ 841	$ 1,464	$ 3,144
Class R6	$ 125	$ 486	$ 870	$ 1,949
Advisor Class	$ 143	$ 538	$ 959	$ 2,132
If you do not sell your shares:
Class C	$ 243	$ 841	$ 1,464	$ 3,144

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39.65% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "Indian companies." The Fund invests primarily in the equity securities of Indian companies, which are those that:

  are organized under the laws of, or with a principal office in, or for which the principal trading market for their securities is, India; or
  derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
  have 50% or more of their assets in India.

The Fund may invest in companies of any size, and may invest a significant portion of its assets in securities of smaller companies. The Fund invests primarily in common stocks. Although the Fund generally seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors. The Fund currently intends to invest primarily in the securities of Indian companies by investing in shares of a wholly-owned, collective investment vehicle (the "Portfolio"), registered with and regulated by the Mauritius Financial Services Commission. The Portfolio historically sought to maintain residency in Mauritius to avail itself of a beneficial tax treaty between Mauritius and India. The treaty has since been amended and may no longer provide beneficial tax treatment for the Fund. See “Investments through Mauritius” in the Fund’s prospectus for more information.

Unless the context otherwise requires, descriptions in this prospectus of securities and transactions, and their associated risks, refer to Fund investments made directly or indirectly through the Portfolio.

In addition to the Fund's main investments, the Fund may invest up to 20% of its net assets in securities that do not qualify as Indian company securities. When consistent with the Fund's investment goal, up to 20% of the Fund's net assets may be invested in debt obligations, including debt obligations of Indian companies, which may be lower-rated or unrated.

The investment manager is a research driven, fundamental investor, pursuing a growth strategy for the Fund. As a "bottom-up" investor focusing primarily on individual securities, the investment manager looks for companies whose current market price does not, in the investment manager's opinion, reflect the company's future growth prospects. The investment manager chooses companies that have identifiable drivers of future earnings growth and present, in the investment manager's opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market

The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non U.S.)

Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Investment through Mauritius   The Fund currently intends to invest indirectly in securities of Indian companies through the Portfolio, an entity formed in the Republic of Mauritius. The Fund and the Portfolio rely on the income tax treaty between India and Mauritius (the "Treaty") for relief from certain Indian taxes. Treaty renegotiation, legislative changes or changes in the requirements to establish residency in Mauritius are expected to result in higher taxes and lower returns for the Fund and may affect the Fund’s ability to achieve its investment goal. Other future changes to the Treaty or additional legislative changes may also affect the Fund’s returns.

Developing Market Countries   The Fund’s investments in securities of issuers in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Geographic Focus   Because the Fund invests its assets primarily in companies in a specific country or region, the Fund is subject to greater risks of adverse developments in that country and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the country or region, even in countries in which the Fund is not invested, may adversely affect security values in the country or region in which the Fund is invested.

There are special risks associated with investments in India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). Because the Fund typically does not seek to manage its exposure to foreign currencies, the Fund's investments are subject to fluctuations in the value of the Indian rupee. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

The Portfolio is registered as a sub-account of Franklin Advisers, Inc. with the Securities and Exchange Board of India (SEBI) and is deemed to be a Foreign Portfolio Investor (FPI) under the regulations on foreign investments issued by SEBI. Upon expiration of the current registration certificate, the sub-account will be required to obtain a new FPI registration. There can be no guarantee that regulatory approval will be forthcoming or that it will not be rescinded. Also, the FPI’s investments in Indian securities are subject to investment restrictions under SEBI regulations. Prior to the adoption in 2016 of certain amendments to the Treaty, the primary tax advantage of investing through the Portfolio and relying on the Treaty was the elimination of the 15% Indian tax on short-term capital gains. However, due to such amendments, short-term capital gains arising on the sale of certain securities will be subject to a tax on such gains. In addition, the Fund currently takes advantage of India’s zero rate (0%) tax on long-term capital gains arising from the sale of certain securities. However, in February 2018, the Indian Finance Minister announced the Budget for financial year 2018-2019 which includes a proposal of a 10% tax on any long-term capital gains recognized on the transfer of certain equity shares. Both of these changes are expected to reduce the return to the Fund on its investments and the return received by the Fund’s shareholders.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, in response to a specific economic event or to buy particular securities to invest available cash or when considered advantageous by the investment manager. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be volatile.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q2'09	50.42%
Worst Quarter:	Q3'11	-17.45%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2017

	1 Year	5 Years	Since Inception[1]
Franklin India Growth Fund - Class A
Return Before Taxes	28.31%	11.36%	5.10%
Return After Taxes on Distributions	27.44%	11.17%	4.93%
Return After Taxes on Distributions and Sale of Fund Shares	16.70%	9.05%	4.07%
Franklin India Growth Fund - Class C	34.12%	11.85%	4.97%
Franklin India Growth Fund - Class R6	36.99%	—	13.86%
Franklin India Growth Fund - Advisor Class	36.49%	13.00%	6.03%
MSCI India Index (index reflects no deduction for fees, expenses or taxes)	38.76%	8.87%	2.08%

1. Since inception for Class A, Class C, Advisor Class, January 31, 2008 and Class R6, May 1, 2013.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Sub-Advisor

Templeton Asset Management Ltd. (TAML)

Portfolio Managers

Sukumar Rajah   Portfolio Manager of TAML and portfolio manager of the Fund since inception (2008).

Stephen H. Dover, CFA   Executive Vice President of Advisers and portfolio manager of the Fund since inception (2008).

Purav A. Jhaveri, CFA, FRM   Portfolio Manager of Advisers and portfolio manager of the Fund since inception (2008).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin India Growth Fund

Investment Company Act file #811-06336
© 2018 Franklin Templeton Investments. All rights reserved.
141 PSUM 03/18	00070366